SUPPLEMENT DATED SEPTEMBER 13, 2018
TO
PROSPECTUSES DATED JUNE 26, 2018 FOR
MASTERS CHOICE, MASTERS CHOICE II, MASTERS EXTRA,
 MASTERS FLEX AND MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS AND MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to an investment option that is available under your Contract.

Effective on or about November 1, 2018, the Rational Dividend Capture VA Fund will be renamed the Rational Trend Aggregation VA Fund.  Any reference to the Rational Dividend Capture VA Fund in the prospectus will be replaced with the Rational Trend Aggregation VA Fund.

Please retain this supplement with your prospectus for future reference.